# 股权和资产转让协议书

本协议由下列双方于 2008 年 8 月 31 日在青岛签署：

1. 转让方(以下简称“甲方”)： LIHENG ENTERPRISE COMPANY LIMITED

2. 受让方(以下简称“乙方”)： WROLD THROUGH LIMITED

鉴于：

(1) 甲方是青岛利恒纺织有限公司（以下简称“青岛利恒”）投资人，持有该公司 100%的产权。

（2）甲方有意将其所持的青岛利恒 100%股权转让给乙方，乙方同意受让该股权。

（3）甲方有意将其青岛利恒的有效资产转让给乙方，乙方同意受让该资产。

为此，甲方和乙方经过友好协商，订立如下协议条款：

第一条　关于目标公司

1.1 青岛利恒纺织有限公司是依照中国法律设立并有效存续的企业法人，为甲方控制的有限责任公司。

第二条　股权和资产转让标的

2.1 甲方将其合法持有的青岛利恒的 100%的股权转让给乙方，甲方保证青岛利恒的资产包括：

(1) 面积为 19904.14 平方米的土地使用权(其中包括已经缴纳土地使用款，但未办理完成的土地使用权的相关资料及相关权益凭证（如果在后续办理土地证过程中发生的后续费用由甲方全额承担）；

(2)以上两块土地上的附着物资产，二个车间建筑面积分别为1661.99平方米、1661.99平方米及一座3005.10平方米的五层综合楼，及相关权益凭证；

(3) 青岛利恒与供电、供水等公共设施配套的相关资料及权益凭证；

(4) 青岛利恒成立之日起具有按其营业执照进行正常合法经营所需的批文、证件、许可、纳税等各类文档原件。

2.2 双方同意，青岛利恒从2008年11月30日前的经营亏损或利润由甲方承担或享有，2008年12月1日（含）后的债权、债务、经营亏损或利润由乙方全额承担。

## 第三条　转让价格及支付

3.1 双方同意青岛利恒100%的股权和有效资产的转让价款（以下简称价款）为人民币伍仟万元整。

3.2 乙方按照以下约定将价款分期汇入银行账户。

（1）第一期价款自签订之日起乙方必须在一个月内向甲方支付人民币贰仟万元整，并作为定金。

(2)第二期价款支付需双方配合启动办理目标公司资产移交和相关工商变更登记手续完成后十天内支付。如果一方未能在约定时间内履行相关义务则视为违约，根据本协议第六条之规定承担违约责任。

3.3 交接日的确定

本协议3.2第二款确定的甲方协助乙方办理完相关变更手续的当日作为交接日。交接日开始,甲乙双方应共同办理如下事项：

(1).甲方应向乙方交付本协议第2.1条所约定的相关资产和资料。

(2).甲方保证在目标公司股权和资产工商变更登记办理完成之前清偿完毕目标公司所有对外债务。

如果一方未能按约定履行相关义务则视为违约，根据本协议第六条之规定承担违约责任。

3.4 办理中国法律规定的各项股权转让及资产交割手续所需发生的费用，根据相关法律规定由甲、乙双方各自承担。

## 第四条　保证

4.1 法律资格

（1）甲方保证青岛利恒为依照中国法律设立并有效存续的，具有按其营业执照进行正常合法经营所需的全部有效的政府批文、证件和许可。

（2）甲方保证按本协议第 2.1 条转让给乙方的股权是甲方合法持有的股权，对本次转让的股权拥有有效的处分权。甲方保证对本次所转让的股权没有设置任何抵押权或其他担保权，并免遭任何第三人的追索。否则，甲方承担由此而引起的所有经济和法律责任。

（3）双方拥有订立和履行该协议所需的权力，并保证本协议能够对双方具有法律约束力。双方签订和履行该协议已经获得一切必需的授权，双方在本协议上签字的代表已经获得授权签署本协议，并具有法律约束力。

4.2 财务事项

（1）甲方已将公司有关财务资料和会计报表全面、真实、准确地披露给乙方，并保证本协议所涉公司资产及负债状况真实、完整、无遗漏，并无任何误导性陈述；

（2）甲方从未就公司的资产状况、经营状况或经营前景向乙方进行任何不实或有误导性的陈述。

4.3 公司资产

（1）甲方保证没有涉及任何未了结的、可能发生的以甲方为一方或使甲方及其财产受约束的，可能对甲方履行本协议规定的义务产生实质性不利影响的诉讼、仲裁、行政处罚或其它法律程序。

（2）甲方确保任何第三方对于公司所有的资产不存在任何他项权利，不存在任何潜在的权利争议或纠纷，也不存在任何行政、司法部门对这些资产的强制收购、查封、征用、开发等的提议、通知、命令、裁定、判决等。

（3）甲方承诺对完成股权转让及资产交割手续之前青岛利恒的或有负债承担全部连带责任。

4.4 合同

（1）甲方声明其在本协议签署之前已向乙方告知并出示了全部有关公司正在履行及将要履行的合同。

（2）除前款所述的合同外，公司不存在任何其他义务性的或异常的、非正常交易的合同、协议等。

4.5 甲方保证在交接日之前目标公司的生产经营遵守国家相关法律法规的要求。

## 第五条：双方义务

5.1 乙方应根据本协议规定价格和时间向甲方支付价款，并保证资金来源合法。

5.2 甲方根据本协议规定的价格和时间向乙方转让协议股权及交割资产；

## 第六条违约责任

6.1 本协议签订后，如一方在本协议中所作承诺和保证失实或一方违反本协议规定的义务且经对方书面通知后十（10）日内仍不采取有效补救措施的，守约方有权单方面以向违约方发出书面通知的形式解除本协议。并且，无论守约方是否决定行使终止本协议书的权利，违约方均应就其违约行根据本协议 6.2 条约定承担赔偿责任。

6.2 若乙方不按照本协议书履行相关义务的，无权要求甲方返还定金；甲方不按照本协议书履行相关义务的，应当双倍返还定金。任何一方违反本协议的约定应向守约方支付违约金，违约金为人民币 500 万元。

## 第七条 适用法律和争议的解决

7.1 本协议的订立和履行适用中国法律，并依据中国法律解释。

7.2 甲方和乙方之间产生于本协议或与本协议有关的争议，应首先通过友好协商的方式解决。如在争议发生之日起 60 日内仍不能通过协商解决该争议，任何一方有权将争议提请青岛市人民法院裁决。

## 第八条 其他

8.1 在本次股权转让及资产交割按照有关规定公开披露之前，双方参与此次股权转让及资产交割的人员对本协议所涉及的一切事项均负有保密义务,因任何一方的有关人员泄密而造成的后果应由其承担一切责任。

8.2 若本协议内的任何一项或多项规定于任何方面在适用法律上被视为无效、不合法或不能执行，则本协议内的其余规定的有效性、合法性及可执行性将不受任何影响或其效力将不被削弱。

8.3 本协议正本四份，由甲方和乙方各持两份，每份正本均具有同等法律效力。本协议未尽事宜由双方协商解决。

8.4 甲乙双方同意另行签订股权及资产转让合同，以备工商变更及资产交割之用，但该合同与本协议不同之处以本协议为准。

附件：厂区构造平面图

双方签署：

甲方： LIHENG ENTERPRISE COMPANY LIMITED

签字：

乙方： WROLD THROUGH LIMITED

签字：

二OO八年八月三十一日